THE PHOENIX EDGE SERIES FUND




PROSPECTUS                                                           MAY 1, 2003



    The Phoenix Edge Series Fund (the "Fund") is an open-end management investment company which is intended to meet a wide range of investment objectives with its many separate series. Generally, each series operates as if it were a separate fund.

    The shares of the Fund are not directly offered to the public. Shares of the Fund are currently offered through certain separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies (collectively, "contracts," and individually, "contract") issued by Phoenix Life Insurance Company ("Phoenix"), PHL Variable Insurance Company ("PHL Variable"), and Phoenix Life and Annuity Company ("PLAC") (collectively, "we," "company," "companies," "us" or "our"). You invest in the Fund only by buying a contract and directing the allocation of your payment(s) to the subaccount. The subaccount, in turn, invests in shares of the Fund.

MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.

                  [diamond] Phoenix-Goodwin Money Market Series

    We are offering this product only where we may lawfully do so. You should rely only on the information contained in this document or in one that we have referred you to. We have not authorized anyone to provide you with information that is different.

    An investment in the series is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    This prospectus describes the series and provides important information you should know before investing in the series. You should read this prospectus carefully and keep it for future reference.

    These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC"), nor has the SEC determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT:             [envelope]   PHOENIX LIFE INSURANCE COMPANY
                                                                    PO Box 8027
                                                                    Boston, MA 02266-8027

                                                       [telephone]  TEL. 800/541-0171



                                                 The Phoenix Edge Series Fund  1

                                TABLE OF CONTENTS
Heading                                                                    Page
--------------------------------------------------------------------------------
GUIDE TO THE PROSPECTUS.....................................................   3
THE PHOENIX-GOODWIN MONEY MARKET SERIES.....................................   4
MORE ABOUT INVESTMENT STRATEGIES............................................   7
DESCRIPTION OF PRINCIPAL RISKS..............................................   8
MANAGEMENT OF THE FUND......................................................  10
   The Advisor..............................................................  10
   Fees and Expenses Paid by the Fund.......................................  10
MORE ABOUT THE FUND.........................................................  10
   Organization of the Fund.................................................  10
   Shares of Beneficial Interest............................................  10
   Taxes....................................................................  10
   Net Asset Value..........................................................  11




2  The Phoenix Edge Series Fund

GUIDE TO THE PROSPECTUS
--------------------------------------------------------------------------------
    THIS GUIDE PROVIDES IMPORTANT INFORMATION ABOUT HOW TO USE AND UNDERSTAND THIS PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU READ THE REST OF THE PROSPECTUS.

    This prospectus discusses a series of the Fund. The series has its own investment objectives, strategies, restrictions and risks, and operates in many ways like a separate mutual fund. Phoenix Investment Counsel, Inc., is the investment advisor to the series.

    We are providing this guide to the prospectus to help you understand the information provided for the series and the Fund as a whole. Please read it carefully before you read the rest of the prospectus.

THE SERIES
    In the first section of the prospectus following this guide, you will find a description of the series. This description includes the series' investment objective, the principal investment strategies used to seek to achieve its objectives, and the principal risks involved in these strategies.

    THERE IS NO GUARANTEE THAT THE SERIES WILL ACHIEVE ITS OBJECTIVE.

    Some of these descriptions identify specific percentage limitations applicable to certain investments or strategies. These percentage limitations are applied at the time of purchase.

    This section also tells you the fees and estimated expenses of the series, the series' investment advisor and the individuals who will be managing the series, and performance and financial information for the series.

MORE ABOUT INVESTMENT STRATEGIES
    In the next section, you will find more information about investment strategies and practices that the series uses, arranged in alphabetical order. This section is an important supplement to the series description and you should read it carefully.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information ("SAI").

DESCRIPTION OF PRINCIPAL RISKS
    The description of the series lists the principal risks applicable to the series. In the section entitled "Description of Principal Risks," you will find a discussion of each principal risk, arranged in alphabetical order. This section is an important supplement to the series description and you should read it carefully.

    In addition, you should be aware of the following risks that apply:

THE VALUE OF YOUR SHARES WILL FLUCTUATE
    The value of your shares of the series is based on the market value of the series' portfolio holdings. These values change, and can decrease as well as increase.

    Common stocks and other equity securities are particularly subject to the risks of changing economic, stock market, industry and company conditions and the subadvisor's ability to anticipate changes that can adversely affect the value of a series' investments. Debt security values change when interest rates change. Generally, when interest rates go up, the value of a debt security goes down; and when interest rates go down, the value of a debt security goes up.

    Changes in the market's perception of the issuer's creditworthiness, in economic, political, or market conditions, in relative values of currencies, and in the average maturity of a series' investments -- as well as the advisor's or subadvisor's ability to anticipate such changes -- can also affect the value of a series' shares.

YOU COULD LOSE MONEY
     You should understand that loss of money is a risk of investing in the series.

MANAGEMENT OF THE FUND
    This section provides information about the series' advisor, including the fees paid by the series for advisory services.

MORE ABOUT THE FUND
    The last section of the prospectus gives you additional information about the Fund, its organization, taxes, dividends, distributions and net asset value.


                                                 The Phoenix Edge Series Fund  3

PHOENIX-GOODWIN MONEY MARKET SERIES
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
    As high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES
[diamond] The series seeks to maintain a stable $10.00 per share price.

[diamond] The series will invest in a diversified portfolio of high quality money market instruments with weighted average maturities of 397 days or less. The average maturity of the series' portfolio securities, based on their dollar value, will not exceed 90 days.

[diamond] At least 95% of the series' assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

[diamond] The series may invest more than 25% of its assets in the domestic banking industry.

[diamond] The advisor will seek a high level of return relative to the market by selecting securities for the series' portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends.

[diamond] The series may forego purchasing securities with the highest available yield due to considerations of liquidity and safety of principal.

[diamond] The series will invest exclusively in the following instruments:

          o Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities, including U.S. Treasury obligations and securities issued by:
             - the Government National Mortgage Association ("GNMA"),

             - the Federal Home Loan Mortgage Corporation ("FHLMC"),

             - the Federal National Mortgage Association ("FNMA"),

             - Student Loan Marketing Association ("SLMA"),

             - other federal agencies;

          o Obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks, including certificates of deposits and bankers acceptances;

          o Dollar-denominated obligations guaranteed by banks or savings and loan associations;

          o Federally insured obligations of other banks or savings and loan associations;

          o  Commercial paper;

          o  Short-term corporate obligations; and

          o  Repurchase agreements.

[diamond] The advisor will buy, sell and trade securities in anticipation of, or in response to, changing economic and money market conditions and trends. This, and the short-term nature of money market instruments, may result in a high portfolio turnover rate. Higher portfolio turnover rates may increase costs to the series, affecting series performance.

PRINCIPAL RISKS
    Although the series seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the series. An investment in the series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    The series' investments are subject generally to market risk and the risk of selecting underperforming securities and asset classes, which may adversely affect the series and lead to loss of principal.

    The series' focus is to optimize current income. The advisor intends to select investments that provide higher returns relative to overall money market investment returns while preserving capital and maintaining liquidity. If the advisor misjudges the return potential of the series' investments, the series' returns may be lower than prevailing returns, and the series' income available for distribution to shareholders may be less. Similarly, if the advisor misjudges the ability of the issuer of a portfolio security to make scheduled interest or other income payments to the series, the series' income available for distribution to shareholders may decrease. Neither the series nor the advisor can assure you that a particular level of income will be consistently achieved.

    The advisor intends to select investments that optimize the series' yield while preserving capital and maintaining liquidity. Because market conditions and interest rates determine portfolio security yields, neither the series nor the advisor can assure you that the series' yield will remain constant or that a particular level of income will be achieved.

    Other principal risks of investing in the series, which could adversely affect its net asset value, yield, and total return, are:

[diamond] Fixed Income Securities Investment Risk
    o Interest Rate Risk
    o Credit Risk

[diamond] Government Securities Investment Risk

[diamond] Repurchase Agreement Investment Risk

    Please see "Description of Principal Risks" for a description of each of these risks.


4  Phoenix-Goodwin Money Market Series

CALENDAR YEAR ANNUAL TOTAL RETURN
    The following bar chart and table provide some indication of the risks of investing in the series. The bar chart shows changes in the series' performance from year to year over a 10-year period.1 The table shows how the series' average annual returns compare to those of a broad-based money market performance index. The series' past performance is not necessarily an indication of how the series will perform in the future.

[graphic omitted]

                 CALENDAR YEAR            ANNUAL RETURN (%)
                     1993                      2.87
                     1994                      3.83
                     1995                      5.72
                     1996                      5.09
                     1997                      5.18
                     1998                      5.09
                     1999                      4.82
                     2000                      6.03
                     2001                      3.82
                     2002                      1.42

(1) The series' average annual returns in this chart do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted. During the 10-year period shown in the chart, the highest return for a quarter was 1.58% (quarter ended December 2000) and the lowest return for a quarter was .31% (quarter ended December 2002).

    The series' 7-day yield on December 31, 2002 was 1.06%.
-----------------------------------------------------------
  AVERAGE ANNUAL
  TOTAL RETURNS
  (FOR THE PERIOD
  ENDED 12/31/02)(2)      1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------
  Phoenix-Goodwin
  Money Market             1.42%       4.23%       4.38%
  Series
-----------------------------------------------------------
  Lehman Brothers
  Aggregate Bond          10.26%       7.55%       7.51%
  Index(3)
-----------------------------------------------------------
  Salomon 90-Day
  T-Bills(4)               1.74%       4.32%       4.51%
-----------------------------------------------------------
(2) The series' average annual returns in this table do not reflect the deduction of any separate account or contract charges. The returns would have been less than those shown if such charges were deducted.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond performance which includes net dividends reinvested. The index is not available for direct investment.

(4) The Salomon Brothers Treasury Bill Index is composed of short-term debt instruments where equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. Returns are calculated on a total-return basis with dividends reinvested, as reported by Frank Russell Company. The index is unmanaged and not available for direct investment.

SERIES EXPENSES
    This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

ANNUAL SERIES OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM THE SERIES' ASSETS)

Management Fees                                         .40%

Distribution [and/or Service] (12b-1) Fees              None

Other Expenses                                          .16%
                                                        ----

TOTAL ANNUAL SERIES OPERATING EXPENSES                  .56%
                                                        ====

EXAMPLE
    This example is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (not including contract fees or sales charges) would be:

---------------------------------------------------------------
                       1 YEAR    3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------
  Phoenix-Goodwin
  Money Market           $58       $181       $315      $707
  Series
---------------------------------------------------------------

MANAGEMENT OF THE SERIES

THE ADVISOR
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the series. You will find more information about PIC in the "Management of the Fund" section of this prospectus.




                                          Phoenix-Goodwin Money Market Series  5

FINANCIAL HIGHLIGHTS
    The financial highlights table is intended to help you understand the series' financial performance for the past 5 years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all dividends and distributions). These figures do not include the imposition of separate account fees or expenses. If such fees or expenses were imposed, performance would be lower. This information has been audited by PricewaterhouseCoopers LLP. Their report and the series' financial statements are included in the Annual Report and by reference in the Statement of Additional Information.

                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 -----------------------
                                                                 2002         2001         2000        1999          1998
                                                                 ----         ----         ----        ----          ----
Net asset value, beginning of period.......................     $10.00       $10.00       $10.00      $10.00        $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).............................       0.14         0.38         0.59        0.47          0.50
  Net realized gain........................................         --           --(3)        --          --            --
                                                                ------       ------       ------      ------        ------
   TOTAL FROM INVESTMENT OPERATIONS........................       0.14         0.38         0.59        0.47          0.50
                                                                ------       ------       ------      ------        ------
LESS DISTRIBUTIONS
  Dividends from net investment income.....................      (0.14)       (0.38)       (0.59)      (0.47)        (0.50)
  Dividends from net realized gains........................         --           --(3)        --          --            --
                                                                ------       ------       ------      ------        ------
   TOTAL DISTRIBUTIONS.....................................      (0.14)       (0.38)       (0.59)      (0.47)        (0.50)
                                                                ------       ------       ------      ------        ------
NET ASSET VALUE, END OF PERIOD.............................     $10.00       $10.00       $10.00      $10.00        $10.00
                                                                ======       ======       ======      ======        ======

Total return...............................................       1.42%        3.82%        6.03%       4.82%         5.09%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)....................   $255,759     $260,629     $179,968    $235,584      $196,811
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses1......................................       0.56%(2)     0.55%(2)     0.55%       0.55%         0.55%
  Net investment income....................................       1.41%        3.63%        5.83%       4.73%         4.99%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.60%, 0.58% and 0.57% for the periods ended December 31, 2001, 2000 and 1999, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Amount is less than $0.01.


6  Phoenix-Goodwin Money Market Series

MORE ABOUT INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
    Information about the series' investment strategies and practices appears at the beginning of the prospectus. The information below describes additional investment strategies and practices that the series may use, arranged in alphabetical order.

    Further descriptions of these investment strategies and practices can be found in the Statement of Additional Information.

CONVERTIBLE SECURITIES
    The series may invest in convertible securities. A convertible security is a security that may be converted into or exchanged for common stock These securities are further described in "Description of Principal Risks" under the caption "Convertible Securities Investment Risk."

DERIVATIVES
    The Phoenix-Goodwin Money Market Series will not invest in derivatives.

ILLIQUID SECURITIES
    The Phoenix-Goodwin Money Market Series will not invest in illiquid securities.

INVESTMENTS IN EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES
    The series may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

    The series may also acquire exchange-traded funds or similar securities in order to achieve market or industry exposure pending direct investments in equity securities. Any exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

LEVERAGING (BORROWING)
    The advisor may borrow funds to make additional investments expecting that those investments will increase in value sufficient to cover borrowing costs and produce additional gain for the series. If those investments decrease in value or do not increase in value sufficient to cover borrowing costs, the series will suffer greater losses than would take place if no borrowing took place. In a declining market a series may have to sell securities under poor market conditions to maintain the required ratio of net assets to debt.

    When the series borrows money or otherwise leverages its portfolio, the value of an investment in the series will be more volatile and all other risks will tend to be compounded. If the series borrows money to make additional investments it must pay interest on the borrowed funds. The interest paid will decrease the series' net investment income.

MORTGAGE-BACKED SECURITIES
    Mortgage-backed securities represent interest in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

    Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities are pass-though certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

REPURCHASE AGREEMENTS
    The series may invest in repurchase agreements. A repurchase agreement is a transaction where a series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. Repurchase Agreements are further described in "Description of Principal Risks" under the caption "Repurchase Agreement Investment Risk."

SECURITIES LENDING
    The series may lend portfolio securities to brokers, dealers and financial institutions to increase investment return. When a series lends portfolio securities it runs the risk that the borrower will be unable or unwilling to return the securities and the agreed fee or premium, and the series can suffer losses. The value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the series must rely on the collateral to recover the value of its securities. In these circumstances the series will suffer losses.

TEMPORARY DEFENSIVE INVESTMENTS
    In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the series may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multi-national currency units), money market instruments, shares of affiliated money market funds, or high-quality debt instruments.

                                                 The Phoenix Edge Series Fund  7

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
    Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the series and no interest accrues to the series. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, the series may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

DESCRIPTION OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
    The principal risks applicable to the series are listed in the series description at the beginning of the prospectus. The following is a description of each principal risk, listed in alphabetical order for easy reference. Please review the principal risks listed for the series at the beginning of the prospectus, and refer to the applicable descriptions below.

ASSET CLASS RISK
    There is a possibility that the returns from the types of securities in which the series invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets or other asset classes.

CASH INVESTMENT RISK
    When the advisor believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, the series' cash or similar investments may increase. In other words, the series may not always stay fully invested in stocks and bonds. When the series' investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the series remained more fully invested in stocks or bonds.

CONVERTIBLE SECURITIES INVESTMENT RISK
    The series may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the issuer at a predetermined time(s), price(s) or price formula(s). A convertible security entitles the owner to receive interest paid or accrued on a debt security or dividends paid on preferred stock until the security matures or is converted to common stock. Convertible securities have several unique investment characteristics, such as: (i) yields higher than common stocks but lower than comparable nonconvertible securities; (ii) typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he or she converts; and (iii) the potential for capital appreciation if the market price of the underlying common stock increases.

    Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the series may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the series.


FIXED INCOME SECURITIES INVESTMENT RISK
    Some of the series may invest in fixed-income securities. The risks associated with investments in fixed-income securities include interest rate risk and credit risk.

    INTEREST RATE RISK The value of fixed-income securities will be directly affected by trends in interest rates. For example, in times of rising interest rates, the value of these type of securities tends to decrease. When interest rates fall, the value of these securities tends to rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.

    CREDIT RISK If the issuer of a portfolio security is unable or unwilling to make timely interest or other income payments to the series, the series' income available for distribution to shareholders and the series' yield may decrease. Credit risk for debt obligations generally increases as the credit rating declines. Thus, when the credit rating declines, there is an increased chance the issuer may not be able to make principal and interest payments on time.

GOVERNMENT SECURITIES INVESTMENT RISK
    Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities only guarantee or insure principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of series shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States. These securities are also subject to interest rate risk. See "Fixed Income Securities Investment Risk".

INTEREST RATE RISK
    Income producing equity securities may react like fixed-income securities to changes in interest rates. Thus, when interest rates rise, the prices of income-producing equity securities may fall. Conversely, a decrease in interest rates may cause these securities to increase in value.

LARGER MARKET CAPITALIZATION RISK
    Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the series' value may not rise as much as the value of series that emphasize companies with smaller market capitalizations.

MARKET RISK
    The value of your shares is based on the market value of the series' investments. However, the value of the series'

8  The Phoenix Edge Series Fund
investments that support your share value can decrease as well as increase. If between the time you purchase shares and the time you sell shares the value of the series' investments decreases, you will lose money. If your financial circumstances are likely to require you to sell your shares at any particular time, rather than holding them indefinitely, you run the risk that your sale of shares will occur when share values have declined.

    The value of the series' investments can decrease for a number of reasons. For example, changing economic conditions may cause a decline in the value of many or most investments. Particular industries can face poor market conditions for their products or services so that companies engaged in those businesses do not perform as well as companies in other industries. Interest rate changes may improve prospects for certain types of businesses and they may worsen prospects for others. Share values also can decline if the specific companies selected for fund investment fail to perform as expected, regardless of general economic trends, industry trends, interest rates and other economic factors. When companies owned by the series encounter negative conditions they may be unable to continue to pay dividends or interest at expected levels.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES INVESTMENT RISK
    Some of the series may invest in mortgage-backed and other asset-backed securities. It is difficult to predict cash flows from these securities. Payments of principal and interest on underlying mortgages may be allocated among classes in a variety of ways, and the inability to determine specific amounts and timing of prepayments of the underlying loans make it difficult to accurately predict cash flow. The variability of prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the series may be required to invest these proceeds at a lower interest rate, causing the series to earn less than if the prepayments had not occurred. Generally, prepayments will increase during a period of falling interest rates.

PORTFOLIO TURNOVER RISK
    The series may, consistent with its investment policies, purchase and sell securities without regard to the effect on portfolio turnover. High portfolio turnover (e.g. over 100%) involves correspondingly greater expenses to the series, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the series' performance. High portfolio turnover may also result in taxable gains to shareholders.

REIT INVESTMENT RISK
    Real Estate Investment Trusts ("REITs") are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs also can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

    Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent on the quality of management skills, are not diversified, and are subject to the risks of financing projects.

    If a series invests in new or unseasoned REIT issuers, it may be difficult or impossible for the series to ascertain the value of the REIT's underlying assets, management capabilities and growth prospects. REITs whose underlying assets include long-term health care projects, such as nursing, retirement and assisted living homes may be affected by federal regulations concerning the health care industry.

    REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations usually rises. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. On the other hand, since interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to current market interest rates. The value of such investments fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

    In addition, investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be more subject to abrupt or erratic price movements than larger capitalization stocks included in the S&P 500 Index.

REPURCHASE AGREEMENT INVESTMENT RISK
    The series may invest in repurchase agreements. A repurchase agreement is a transaction where the series buys a security from a seller and the seller agrees to buy that same security back at an agreed upon date and price. If a seller of a repurchase agreement defaults and does not repurchase the underlying securities, the series may incur a loss if the value of the underlying securities declines. Disposition costs may be incurred in connection with liquidating the underlying securities. If the seller enters into bankruptcy, the series may never receive the purchase price or it may be delayed or limited.

SECURITIES SELECTION RISK
    There is the possibility that the specific securities held by the series will underperform other funds in the same asset

                                                 The Phoenix Edge Series fund  9
class or benchmark that is representative of the general performance of the asset class because of the advisor's or subadvisor's choice of portfolio securities.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
THE ADVISOR
    The Fund has retained the investment advisor to manage the investment program of the series.

PHOENIX INVESTMENT COUNSEL, INC.
    Phoenix Investment Counsel, Inc. ("PIC"), is the investment advisor to the Phoenix-Goodwin Money Market Series.

    Pursuant to the Investment Advisory Agreements with the series and subject to the direction of the Fund's Board of Trustees, PIC is responsible for managing the series' investment programs in conformity with the stated policies of the series as described in this prospectus.

    PIC has acted as an investment advisor for over sixty years, and acts as investment advisor and subadvisor for other mutual funds and to institutional clients. As of December 31, 2002, PIC had $21.1 billion in assets under management. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115.

FEES AND EXPENSES PAID BY THE FUND
    For the fiscal year ended December 31, 2002, the Fund, on behalf of the series, paid the advisor an aggregate fee for the investment advisory services performed at an annual percentage of the average daily net assets of the series as indicated in the table below.

---------------------------------------------------------------
               PHOENIX INVESTMENT COUNSEL, INC.
---------------------------------------------------------------
                       SERIES                      ANNUAL FEE
---------------------------------------------------------------
 Phoenix-Goodwin Money Market                        0.40%
---------------------------------------------------------------

MORE ABOUT THE FUND
--------------------------------------------------------------------------------
ORGANIZATION OF THE FUND
    The Fund was organized as a Massachusetts business trust on February 18, 1986. The Fund's business and affairs are managed by its Board of Trustees.

SHARES OF BENEFICIAL INTEREST
    Shares (including fractional shares) of each series have equal rights with regard to voting, redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract owners. Shareholders of all series currently vote on the election of Trustees and other matters. On matters affecting an individual series (such as approval of an advisory or subadvisory agreement or a change in fundamental investment policies), a separate vote of that series is required. The Fund is not required to hold annual shareholder meetings.

    Fund shares attributable to any Phoenix, PHL Variable or PLAC assets and Fund shares for which no timely instructions from contract owners are received will be voted by Phoenix, PHL Variable and PLAC in the same proportion as those shares in that series for which instructions are received.

    Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights.

    The assets received by the Fund for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses of the series and with a share of the general expenses of the Fund. Any general expenses of the Fund not readily identifiable as belonging to a particular series shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

    Unlike the stockholders of a corporation, there is a possibility that the separate accounts as shareholders of a Massachusetts business trust such as the Fund may be liable for debts or claims against the Fund. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, undertaking or obligation made or issued by the Fund shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of the separate accounts, as shareholders, incurring loss because of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Phoenix, PHL Variable and PLAC, as the sole shareholders, have a fiduciary duty to bear this risk, and contract owners and policy owners are fully and completely insulated from risk.

TAXES
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Fund intends to comply with the investment diversification requirements for variable contracts contained in the Code. Moreover, the Fund intends to distribute sufficient income to avoid imposition of any Federal excise tax. Dividends derived from interest and distributions of any realized capital gains are taxable, under Subchapter M, to the Fund's shareholders, which in this case are the separate accounts. The Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series may incur liability for foreign income and withholding taxes on investment income. The Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series intend to qualify for, and may make, an election permitted under the Code to enable the shareholder separate accounts (and therefore Phoenix) to

10  The Phoenix Edge Series Fund
claim a credit or deduction on Phoenix's income tax return for the separate accounts' pro rata share of the income and withholding taxes paid by the Phoenix-Aberdeen International, Phoenix-Lazard International Equity Select and Phoenix-Sanford Bernstein Global Value Series to foreign countries. Phoenix also will treat the foreign income taxes paid by the series as income. Contract owners will not be required to treat the foreign income taxes paid by the series as income or be able to claim a credit or deduction for these taxes on their income tax returns.

    Since the sole shareholders of the Fund will be separate accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the contracts, please see the contract prospectuses.

    Although certain series may be non-diversified under the federal securities laws, the Fund intends to comply with the diversification and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. Accordingly, each of these series will insure that no more than 25% of its total assets would be invested in the securities of a single issuer and that at least 50% of its total assets is represented by cash and cash items and other securities limited in respect of any one issuer to an amount no greater than 5% of the total value of the assets of the series.

    If the Phoenix-Duff & Phelps Real Estate Securities Series has rental income or income from the disposition of real property acquired as a result of a default on securities the Phoenix-Duff & Phelps Real Estate Securities Series may own, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

NET ASSET VALUE
    Shares in each of the series are offered to and are redeemed by the separate accounts at a price equal to their respective net asset value per share. No sales or redemption charge is applied to the purchase or redemption of the series' shares. Any advisor or subadvisor may refuse any purchase or exchange request from a person or group if such request could adversely affect the series' net asset value, including if such person or group has engaged in excessive trading (to be determined at the series' discretion), including transactions that appear to coincide with a market-timing strategy. A pattern of excessive trading can be disruptive to the series' management and, consequently, can be detrimental to the series' performance and shareholders.

    The net asset value per share of each series is determined as of the close of regular trading of the New York Stock Exchange ("NYSE") on days when the NYSE is open for trading, usually at or about 4:00 p.m. Eastern time. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. The net asset value per share of a series is determined by adding the values of all securities and other assets of the series, subtracting liabilities, and dividing by the total number of outstanding shares of the series.

    The series' investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally.

    Foreign securities can be traded on weekends and other days when the Fund does not price shares. As a result, the net asset value of a series investing in foreign securities may change on days when shareholders will not be able to purchase or redeem their shares. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market. For further information about security valuations, see the Statement of Additional Information.


                                                The Phoenix Edge Series Fund  11

PHOENIX LIFE INSURANCE COMPANY
PO Box 22012
Albany, NY 12201-2012










    Additional information about The Phoenix Edge Series Fund (the "Fund") and each of the series described in this prospectus is contained in the Fund's Statement of Additional Information ("SAI") dated May 1, 2003, which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus.

    Additional information about the Fund's investments is available in the Fund's Annual and Semiannual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

    The SAI and the Annual and Semiannual Reports are available, without charge, upon request. Inquiries and requests for the SAI and the Annual and Semiannual Reports should be directed in writing to Phoenix Life Insurance Company, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171.

    Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, Washington, D.C. 20549-0102.


Phoenix Life Insurance Company
A member of The Phoenix Companies, Inc.
PhoenixWealthManagement.com

Investment Company Act File No. 811-4642

[logo] PHOENIX WEALTH MANAGEMENT(R)
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(C)2003 The Phoenix Companies, Inc.               [RECYCLE LOGO] PRINTED ON RECYCLED PAPER.               5-03
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